IMPORTANT INFORMATION FOR OBERWEIS ASIA

OPPORTUNITIES FUND SHAREHOLDERS

Dear Shareholder,

At a special meeting of shareholders of Oberweis Asia Opportunities Fund (the “Target Fund”), a series of The Oberweis Funds (the “Trust”), scheduled for April 22, 2016, you will be asked to vote upon an important change affecting your fund. The purpose of the special meeting is to allow you to vote on a reorganization of your fund into Oberweis China Opportunities Fund (the “Acquiring Fund”), another series of the Trust. If the reorganization is approved and completed, you will become a shareholder of the Acquiring Fund. The Target Fund and the Acquiring Fund are collectively referred to herein as the “Funds” or individually as a “Fund.”

Although we recommend that you read the complete Proxy Statement/Prospectus, for your convenience, we have provided the following brief overview of the matter to be voted on.

Q. Why am I receiving this Proxy Statement/Prospectus?

A. The shareholders of the Target Fund are being asked to approve a reorganization between the Target Fund and the Acquiring Fund pursuant to an Agreement and Plan of Reorganization, as described in more detail in this Proxy Statement/Prospectus.

Q. Why has the reorganization been proposed for the Target Fund?

A. Oberweis Asset Management, Inc. (“OAM”), each Fund’s investment adviser, has proposed the reorganization of the Target Fund into the Acquiring Fund because OAM does not believe the Target Fund is a viable investment option going forward and the Acquiring Fund is a comparable fund which would provide Target Fund shareholders with a continuing investment alternative. In light of the Target Fund’s asset size, lack of expected asset growth and lack of economies of scale, the Board of Trustees believes that it is in the best interests of the Target Fund to reorganize the Target Fund into the Acquiring Fund. The Acquiring Fund has the same investment objective and substantially similar principal investment strategies as the Target Fund, and provides Target Fund shareholders with a continuing fund investment alternative.

Q. What are the similarities between the principal investment strategies of the Funds?

A. The investment objectives of the Funds are identical. The investment objective of each Fund is to maximize long-term capital appreciation. The Funds have substantially similar principal investment strategies. Each Fund invests principally in the common stocks of companies that OAM believes have the potential for significant long-term growth in market value. While the Acquiring

Fund invests, under normal circumstances, at least 80% of its net assets in China securities, the Target Fund invests, under normal circumstances, at least 80% of its net assets in Asia securities (which include China securities). Additionally, each Fund may invest in equity-linked certificates issued and/or guaranteed by counterparties rated A or better by Moody’s or Standard & Poor’s Corporation or issued and/or guaranteed by counterparties deemed to be of similar quality by OAM. A more detailed comparison of the investment objectives, strategies and risks of the Funds is contained in the Proxy Statement/Prospectus.

Q. What will happen if shareholders do not approve the reorganization?

A. If the reorganization is not approved by shareholders, the Board of Trustees will take such actions as it deems to be in the best interests of the Target Fund, which may include additional solicitation, continuing to operate the Target Fund as a stand-alone fund, or liquidating the Target Fund.

Q. Will Target Fund shareholders receive new shares in exchange for their current shares?

A. Yes. If shareholders approve the reorganization and it is completed, each Target Fund shareholder will receive shares of the Acquiring Fund in an amount equal in total value to the total value of the Target Fund shares surrendered by such shareholder.

Q. Will this reorganization create a taxable event for Target Fund shareholders?

A. No. The reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes. It is expected that Target Fund shareholders will recognize no gain or loss for federal income tax purposes as a direct result of the reorganization. Prior to the closing of the reorganization, the Target Fund expects to distribute all of its net investment income and net capital gains, if any. Such a distribution may be taxable to the Target Fund’s shareholders for federal income tax purposes. In connection with the Reorganization, a portion of the Target Fund’s portfolio assets may be sold prior to the Reorganization, which could increase the amount of the taxable distributions paid by the Target Fund to its shareholders on or prior to the Closing Date.

Q. How do total operating expenses compare between the two Funds?

A. Currently, total operating expenses of the Acquiring Fund are lower than total operating expenses of the Target Fund. The total operating expenses of the Acquiring Fund immediately following the reorganization are expected to be lower than the total and net operating expenses of the Target Fund.

Q. Who will bear the costs of the reorganization?

A. The costs of the reorganization, which are estimated to be $80,000, will be paid by OAM. These reorganization costs do not include any portfolio repositioning costs.

Q. What is the timetable for the reorganization?

A. If approved by shareholders on April 22, 2016, the reorganization is expected to occur at the close of business on April 29, 2016.

Q. Whom do I call if I have questions?

A. If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call Okapi Partners, your Fund’s proxy solicitor, at (855) 305–0855 from 8:00 a.m. to 4:00 p.m. Central time Monday through Friday. Please have your proxy materials available when you call.

Q. How do I vote my shares?

A. You may vote by mail, telephone or over the Internet:

•	To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

•	To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.

•	To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

Q. Will OAM contact me?

A. You may receive a call from representatives of Okapi Partners, the proxy solicitation firm retained by OAM. Representatives will be able to answer any questions you may have about the reorganization and to quickly record your vote over the phone.

Q. Will my vote make a difference?

A. Yes! Your vote is needed to ensure that the proposal can be acted upon. We encourage all shareholders to participate in the governance of their Fund. Additionally, you will help save the costs of any further solicitations by providing your immediate response on the enclosed proxy card, over the Internet or by telephone.

Q. If I am a small shareholder, why should I vote?

A. You should vote because every vote is important. If numerous shareholders just like you fail to vote, the Fund may not receive enough votes to go forward with the meeting. If this happens, the Target Fund will need to solicit votes again. This may delay the meeting and the approval of the proposal and generate unnecessary costs.

Q. How does the Board of Trustees suggest that I vote?

A. After careful consideration, the Board of Trustees has agreed unanimously that the reorganization is in the best interests of your Fund and recommends that you vote “FOR” the reorganization.

MARCH 28, 2016

OBERWEIS ASIA OPPORTUNITIES FUND

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL 22, 2016

To the Shareholders:

Notice is hereby given that a special meeting of shareholders of Oberweis Asia Opportunities Fund (the “Target Fund”), a series of The Oberweis Funds (the “Trust”), a Massachusetts business trust, will be held at the offices of Oberweis Asset Management, Inc., 3333 Warrenville Road, Suite 500, Lisle, IL, 60532, on April 22, 2016 at 9:00 a.m., Central time (the “Special Meeting”), for the following purposes:

1. To approve an Agreement and Plan of Reorganization (and the related transactions) which provides for: (a) the transfer of all the assets of the Target Fund to Oberweis China Opportunities Fund (the “Acquiring Fund”), in exchange solely for voting shares of beneficial interest, no par value, of the Acquiring Fund (“Acquiring Fund Shares”) and the assumption by the Acquiring Fund of all the liabilities of the Target Fund; and (b) the distribution of the Acquiring Fund Shares to the shareholders of the Target Fund and the termination, dissolution and complete liquidation of the Target Fund, all upon the terms and conditions set forth in this Agreement (the “Reorganization”).

2. To transact such other business as may properly come before the Special Meeting.

Only shareholders of record as of the close of business on March 11, 2016 are entitled to vote at the Special Meeting or any adjournments thereof.

All shareholders are cordially invited to attend the Special Meeting. In order to avoid delay and additional expense, and to assure that your shares are represented, please vote as promptly as possible, whether or not you plan to attend the Special Meeting. You may vote by mail, telephone or over the Internet.

•	To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

•	To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.

•	To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

We appreciate your participation and prompt response in this matter. If you should have any questions regarding the proposal, or to quickly vote your shares, please call Okapi Partners, your Fund’s proxy solicitor, toll-free at (855) 305–0855. Thank you for your continued investment in the Fund.

Eric V. Hannemann

Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON APRIL 22, 2016.

This Proxy Statement and the accompanying Notice of Special Meeting of Shareholders are available at WWW.OKAPIVOTE.COM/OBERWEIS

Proxy Statement/Prospectus

Dated March 28, 2016

Relating to the Acquisition of the Assets and Liabilities of

OBERWEIS ASIA OPPORTUNITIES FUND

by OBERWEIS CHINA OPPORTUNITIES FUND

This Proxy Statement/Prospectus is being furnished to shareholders of Oberweis Asia Opportunities Fund (the “Target Fund”), a series of The Oberweis Funds (the “Trust”), a Massachusetts business trust and an open-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and relates to the special meeting of shareholders of the Target Fund to be held at the offices of Oberweis Asset Management, Inc. (“OAM”), 3333 Warrenville Road, Suite 500, Lisle, Illinois, 60532, on April 22, 2016 at 9:00 a.m., Central time and at any and all adjournments thereof (the “Special Meeting”). This Proxy Statement/Prospectus is provided in connection with the solicitation by the Board of Trustees of the Trust (the “Board”) of proxies to be voted at the Special Meeting, and any and all adjournments or postponements thereof. The purpose of the Special Meeting is to consider the proposed reorganization (the “Reorganization”) of the Target Fund into Oberweis China Opportunities Fund (the “Acquiring Fund”), another series of the Trust. The Target Fund and the Acquiring Fund are referred to herein collectively as the “Funds” and individually as a “Fund.” If shareholders approve the Reorganization and it is completed, shareholders of the Target Fund will receive shares of the Acquiring Fund, with the same total value as the total value of the Target Fund shares surrendered by such shareholders. The Board has determined that the Reorganization is in the best interests of the Target Fund. The address, principal executive office and telephone number of the Funds and the Trust is 3333 Warrenville Road, Suite 500, Lisle, Illinois, 60532, (800) 323-6166.

The enclosed proxy and this Proxy Statement/Prospectus are first being sent to shareholders of the Target Fund on or about March 28, 2016. Shareholders of record as of the close of business on March 11, 2016 are entitled to vote at the Special Meeting and any adjournments thereof.

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this Proxy Statement/Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This Proxy Statement/Prospectus concisely sets forth the information shareholders of the Target Fund should know before voting on the Reorganization (in effect, investing in the Acquiring Fund) and constitutes an offering of voting shares of beneficial interest, no par value, of the Acquiring Fund. Please read it carefully and retain it for future reference.

The Trust’s prospectus dated May 1, 2015 relating to the Funds has been filed with the Securities and Exchange Commission (“SEC”), is incorporated into this Proxy Statement/Prospectus by reference and also accompanies this Proxy Statement/Prospectus.

The following documents contain additional information about the Funds, have been filed with the SEC and are incorporated into this Proxy Statement/Prospectus by reference:

(1)	the Statement of Additional Information relating to the proposed Reorganization, dated March 28, 2016 (the “Reorganization SAI”);

(2)	the Trust’s statement of additional information dated May 1, 2015, as supplemented through the date of this Proxy Statement/Prospectus, relating to the Funds; and

(3)	the audited financial statements contained in the Trust’s Annual Report, relating to each Fund for the fiscal year ended December 31, 2015.

No other parts of the documents referenced above are incorporated by reference herein.

The financial highlights for the Acquiring Fund contained in the Trust’s Annual Report for the period ended December 31, 2015 are attached to this Prospectus/Proxy Statement as Appendix I.

Copies of the foregoing may be obtained without charge by calling or writing the Funds at the telephone number or address shown above. If you wish to request the Reorganization SAI, please ask for the “Reorganization SAI.” In addition, the Acquiring Fund will furnish, without charge, a copy of its most recent annual report and semi-annual report to a shareholder upon request. Any such request should be directed to the Acquiring Fund by calling (800) 323-6166 or by writing the Acquiring Fund at 3333 Warrenville Road, Suite 500, Lisle, Illinois 60532.

The Trust is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith files reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by the Trust (including the registration statement relating to the Acquiring Fund on Form N-14 of which this Proxy Statement/Prospectus is a part) may be inspected without charge and copied (for a duplication fee at prescribed rates) at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549 or at the SEC’s Northeast Regional Office (3 World Financial Center, New York, New York 10281) or Midwest Regional Office (175 W. Jackson Boulevard, Suite 900, Chicago, Illinois 60604). You may call the SEC at (202) 551-8090 for information about the operation of the

Public Reference Room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549. You may also access reports and other information about the Funds on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

-i-

SUMMARY

The following is a summary of, and is qualified by reference to, the more complete information contained in this Proxy Statement/Prospectus and the information attached hereto or incorporated herein by reference, including the Agreement and Plan of Reorganization. As discussed more fully below and elsewhere in this Proxy Statement/Prospectus, the Board believes the proposed Reorganization is in the best interests of each Fund and that the interests of each Fund’s existing shareholders would not be diluted as a result of the Reorganization. If the Reorganization is approved and completed, shareholders of the Target Fund will become shareholders of the Acquiring Fund and will cease to be shareholders of the Target Fund.

Shareholders should read the entire Proxy Statement/Prospectus carefully together with the Acquiring Fund’s Prospectus that accompanies this Proxy Statement/Prospectus, which is incorporated herein by reference. This Proxy Statement/Prospectus constitutes an offering of shares of the Acquiring Fund only.

Background

OAM has proposed the Reorganization because OAM does not believe the Target Fund is a viable investment option going forward and the Acquiring Fund is a comparable fund which would provide Target Fund shareholders with a continuing investment alternative. In light of the Target Fund’s asset size, lack of expected asset growth and lack of economies of scale, the Board believes that it is in the best interests of the Target Fund to reorganize the Target Fund into the Acquiring Fund. The Acquiring Fund has the same investment objective and substantially similar principal investment strategies as the Target Fund, and provides Target Fund shareholders with a continuing fund investment alternative.

The Reorganization

This Proxy Statement/Prospectus is being furnished to shareholders of the Target Fund in connection with the proposed combination of the Target Fund with and into the Acquiring Fund pursuant to the terms and conditions of the Agreement and Plan of Reorganization entered into by the Trust, on behalf of the Target Fund and the Acquiring Fund, and OAM (the “Agreement”). The Agreement provides for: (1) the transfer of all the assets of the Target Fund to Oberweis China Opportunities Fund (the “Acquiring Fund”), in exchange solely for voting shares of beneficial interest, no par value, of the Acquiring Fund (“Acquiring Fund Shares”) and the assumption by the Acquiring Fund of all the liabilities of the Target Fund; and (2) the distribution of the Acquiring Fund Shares to the shareholders of the Target Fund and the termination, dissolution and complete liquidation of the Target Fund.

If shareholders approve the Reorganization and it is completed, Target Fund shareholders will become shareholders of the Acquiring Fund. The Board has determined that the Reorganization is in the best interests of the Target Fund and that the interests of existing shareholders will not be diluted as a result of the Reorganization. The Board unanimously approved the Reorganization and the Agreement at a meeting held on February 18, 2016. The Board recommends a vote “FOR” the Reorganization.

OAM will pay the expenses incurred in connection with the Reorganization.

The Board is asking shareholders of the Target Fund to approve the Reorganization at the Special Meeting to be held on April 22, 2016. Approval of the Reorganization requires the affirmative vote of Target Fund shareholders entitled to vote more than 50% of the total number of shares outstanding and entitled to be cast. See “Voting Information and Requirements” below.

If shareholders of the Target Fund approve the Reorganization, it is expected that the closing of the Reorganization (the “Closing”) will occur at the close of business on April 29, 2016 (the “Closing Date”), but it may be at a different time as described herein. If the Reorganization is not approved, the Board will take such action as it deems to be in the best interests of the Target Fund. The Closing may be delayed and the Reorganization may be abandoned at any time by the mutual agreement of the parties. In addition, either Fund may at its option terminate the Agreement at or before the Closing due to (1) a breach by any other party of any representation, warranty, or agreement contained in the Agreement to be performed at or before the Closing, if not cured within 30 days, (2) a condition precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met, or (3) a determination by the Board that the consummation of the transactions contemplated by the Agreement is not in the best interests of a Fund.

Reasons for the Proposed Reorganization

The Board believes that the proposed Reorganization would be in the best interests of each Fund. In approving the Reorganization, the Board considered a number of principal factors in reaching its determination, including the following:

•	the similarities and differences in the Funds’ investment objectives and principal investment strategies;

•	the Funds’ relative risks;

•	the Funds’ relative sizes;

•	the relative investment performance of the Funds;

•	the relative fees and expense ratios of the Funds;

•	the anticipated federal income tax-free nature of the Reorganization;

•	the expected costs of the Reorganization and that the Funds would not bear any of such costs;

•	the terms of the Reorganization and whether the Reorganization would dilute the interests of shareholders of the Funds;

•	the effect of the Reorganization on shareholder services and shareholder rights; and

•	alternatives to the Reorganization.

For a more detailed discussion of the Board’s considerations regarding the approval of the Reorganization, see “The Board’s Approval of the Reorganization.”

Distribution, Purchase, Redemption, Exchange of Shares and Dividends

The Funds have identical procedures for purchasing, exchanging and redeeming shares. Each Fund normally declares and pays dividends from net investment income, if any, annually. For each Fund, any capital gains are normally distributed at least once a year. See “Comparison of the Funds – Distribution, Purchase, Redemption, Exchange of Shares and Dividends” below for a more detailed discussion.

Material Federal Income Tax Consequences of the Reorganization

As a condition to closing, the Funds will receive an opinion from Vedder Price P.C. (which will be based on certain factual representations and certain customary assumptions and exclusions) substantially to the effect that the Reorganization will qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, it is expected that neither Fund will recognize gain or loss for federal income tax purposes as a direct result of the Reorganization. It is also expected that shareholders of the Target Fund who receive Acquiring Fund Shares pursuant to the Reorganization will recognize no gain or loss for federal income tax purposes as a result of such exchange. Prior to the closing of the Reorganization, the Target Fund expects to declare a distribution of all its net investment income and net capital gains, if any. Such a distribution may be taxable to the Target Fund’s shareholders for federal income tax purposes. In connection with the Reorganization, a portion of the Target Fund’s portfolio assets may be sold prior to the Reorganization, which could increase the amount of the taxable distributions paid by the Target Fund to its shareholders on or prior to the Closing Date. OAM estimates that approximately 21.6% of the Target Fund’s assets will be sold prior to the Reorganization, with resulting transaction costs estimated at $2,200. For a more detailed discussion of the federal income tax consequences of the Reorganization, please see “The Proposed Reorganization – Material Federal Income Tax Consequences” below.

COMPARISON OF THE FUNDS

Investment Objectives

The Funds have identical investment objectives. Each Fund’s investment objective is to maximize long-term capital appreciation. Each Fund’s investment objective is fundamental and cannot be changed without the approval of shareholders of the Fund.

Investment Strategies

The Target Fund and the Acquiring Fund have substantially similar principal investment strategies and principal risks. The similarities and differences of the principal investment strategies of the Funds are:

Target Fund	Acquiring Fund

•    The Fund invests, under normal circumstances, at least 80% of its net assets in Asia securities. Currently, Asia securities include (1) equity securities of companies that are organized under the laws of a country located in Asia or that are primarily traded on an exchange or over-the-counter in Asia; or (2) equity securities of companies that have at least 50% of their assets in Asia or that derive at least 50% of their revenues from business activities in Asia but which are listed and traded elsewhere.

•    The Fund invests, under normal circumstances, at least 80% of its net assets in China securities. Currently, China securities include (1) equity securities of companies that are organized under the laws of The People’s Republic of China, Hong Kong or Taiwan or that are primarily traded on an exchange or over-the-counter in The People’s Republic of China, Hong Kong or Taiwan; or (2) equity securities of companies that have at least 50% of their assets in The People’s Republic of China, Hong Kong or Taiwan or that derive at least 50% of their revenues from business activities in The People’s Republic of China, Hong Kong or Taiwan (collectively, referred to as “China”) but which are listed and traded elsewhere.

•    The Fund invests principally in the common stocks of companies that OAM, believes have the potential for significant long-term growth in market value. The Fund may invest in Chinese securities acquired through the Shanghai-Hong Kong Stock Connect, as well as

•    The Fund invests principally in the common stocks of companies OAM, believes have the potential for significant long-term growth in market value. The Fund may invest in Chinese securities acquired through the Shanghai-Hong Kong Stock Connect, as well as equity-linked certificates (also called Participatory Notes) which are expected to provide the Fund exposure to certain classes of shares traded in foreign markets which

Target Fund	Acquiring Fund

equity-linked certificates (also called Participatory Notes) which are expected to provide the Fund exposure to certain classes of shares traded in foreign markets which would otherwise not be available to the Fund.

would otherwise not be available to the Fund.

•    The Fund may invest in equity-linked certificates issued and/or guaranteed by counterparties rated A or better by Moody’s or Standard & Poor’s Corporation or issued and/or guaranteed by counterparties deemed to be of similar quality by OAM. Equity-linked certificates are derivative securities generally issued by banks or broker-dealers that are linked to the performance of an underlying foreign security. The Fund may invest in equity-linked certificates linked to the performance of foreign securities in countries in which the Fund may invest, including but not limited to China and to a lesser extent, India. For purposes of the Fund’s 80% investment policy, equity-linked certificates linked to the performance of Asia securities are considered Asia securities.

•    The Fund may invest in equity-linked certificates issued and/or guaranteed by counterparties rated A or better by Moody’s or Standard & Poor’s Corporation or issued and/or guaranteed by counterparties deemed to be of similar quality by OAM. Equity-linked certificates are derivative securities generally issued by banks or broker-dealers that are linked to the performance of an underlying foreign security. The Fund may invest in equity-linked certificates linked to the performance of foreign securities in countries in which the Fund may invest, including but not limited to China. For purposes of the Fund’s 80% investment policy, equity-linked certificates linked to the performance of China securities are considered China securities.

• The Fund may also invest in securities of countries in developed and developing (or emerging) markets.

Each Fund seeks to invest in those companies which OAM considers to have above-average long-term growth potential. OAM selects companies which meet this criteria based on, among other things, fundamental analysis of individual securities (and for the Acquiring Fund, many of the companies also meet certain of the Oberweis Aperture investment criteria described below). OAM’s fundamental analysis entails an evaluation of an individual company’s future growth prospects. OAM’s evaluation may be based on, among other things, financial statement analysis, stock valuation in relation to OAM’s estimate of future earnings, evaluation of competitive product or service offerings, future research and development pipeline and management interviews. OAM may actively trade the Funds’ portfolios, and as a result, the Funds’ portfolio turnover rates may be high. There are no restrictions on the capitalization of companies whose securities the Funds may buy; however, the Funds generally invest in the stocks of smaller companies. OAM generally considers companies with a market capitalization of less than $5 billion as small size companies.

The “Oberweis Aperture” investment criteria include:

Strong Revenue Growth. The Acquiring Fund invests in companies with either rapid revenue growth or revenue growth that OAM believes will significantly exceed analysts’ estimates.

Strong Earnings Growth. The Acquiring Fund invests in companies that OAM believes will grow profits much faster than analysts expect.

Sustainability. The Acquiring Fund invests in sustainable businesses with a strong competitive position driven by niche market leadership, intellectual capital or unique manufacturing processes. Put another way, OAM looks for a high barrier to competitive entry.

Operating Leverage. The Acquiring Fund invests in profitable and scalable business models, which tend to generate rising net profits margins as revenue growth accelerates.

Valuation. The Acquiring Fund invests in businesses that OAM believes are significantly undervalued based on prices/earning to growth ratio calculations using OAM’s earnings estimates and growth forecasts.

Timely Catalyst. OAM looks for a recent positive earnings release or an earnings surprise that tangibly and quantitatively begins to confirm that analyst expectations are too low.

Inflection Point of Change. OAM looks for businesses at the inflection point of change – often from a new product, a new management team or a regulatory change – as OAM believes these changes can drive unexpected or underestimated growth. The Acquiring Fund invests in firms with significant gaps between OAM’s forecasts and analyst expectations.

Limited Analyst Coverage. OAM looks for small- and mid-cap firms not widely followed by other analysts to maximize the chances of finding misunderstood situations.

Comparison of Principal Investment Strategies

The investment objectives of the Funds are the same, and the Funds employ substantially similar investment strategies to achieve their investment objectives. Both Funds invest principally in the common stocks of companies that OAM believes have the potential for significant long-term growth in market value. While the Acquiring Fund invests, under normal circumstances, at least 80% of its net assets in China securities, the Target Fund invests, under normal circumstances, at least 80% of its net assets in Asia securities (which include China securities). In addition, each Fund may invest in equity-linked certificates issued and/or guaranteed by counterparties rated A or better by Moody’s or Standard & Poor’s Corporation or issued and/or guaranteed by counterparties deemed to be of similar quality by OAM.

In evaluating the Reorganization, each Target Fund shareholder should consider the risks of investing in the Acquiring Fund. The principal risks of investing in the Acquiring Fund are described in the section  below entitled “Risk Factors.”

Fees and Expenses

The tables below provide information about the fees and expenses attributable to each Fund, and the pro forma fees and expenses of the combined fund. Shareholder fees reflect the fees currently in effect for each Fund as of their fiscal year ended December 31, 2015. The pro forma fees and expenses are based on the amounts shown in the table for each Fund, assuming the Reorganization occurred as of January 1, 2015. The Acquiring Fund will be the accounting survivor of the Reorganization.

Shareholder Fees

(Fees paid directly from your investments)

	Target Fund 12/31/15	Acquiring Fund 12/31/15	Combined Fund Pro Forma 12/31/15
Redemption Fee as a percentage of amount redeemed within 90 calendar days of purchase	2.00%	2.00%	2.00%
Exchange Fee as a percentage of amount exchanged within 90 calendar days of purchase	2.00%	2.00%	2.00%

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

	Target Fund 12/31/15	Acquiring Fund 12/31/15	Combined Fund Pro Forma 12/31/15
Management Fees	1.25%	1.25%	1.25%
Distribution and/or Service (12b-1) Fees	.25%	.25%	.25%
Other Expenses	3.59%	.45%	.56%
Total Annual Fund Operating Expenses	5.09%	1.95%	2.06%
Expense Reimbursement	2.60%	N/A	N/A
Total Annual Fund Operating Expenses After Expense Reimbursement	2.49%[1]	N/A	N/A

[1]

The Target Fund’s adviser has a contractual arrangement with the Fund to reimburse it for total annual fund operating expenses in excess of 2.49% of average daily net assets, excluding any interest, taxes, brokerage commissions and extraordinary expenses (the “expense limitation”). The contractual arrangement continues until April 30, 2017. The contractual arrangement may be amended at any time by the mutual written consent of the adviser and the Fund. As of the end of the Fund’s fiscal year, the adviser may recoup the amount of any expenses reimbursed during the term of the contract if the recoupment does not cause the Fund’s expenses to exceed the expense limitation.

Example

The example below is intended to help you compare the cost of investing in each Fund and the pro forma cost of investing in the combined fund. The example assumes you invest $10,000 in a Fund for the time periods indicated (based on information in the tables above) and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that a Fund’s expenses remain at the level shown in the table above. Expense caps are taken into account for the period stated in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Target Fund	Acquiring Fund	Combined Fund Pro Forma
1 Year	$252	$198	$209
3 Years	$1,295	$612	$646
5 Years	$2,335	$1,052	$1,108
10 Years	$4,929	$2,275	$2,390

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect each Fund’s performance. The Funds’ portfolio turnover rates for the most recent fiscal year are set forth below.

Fund	Fiscal Year Ended	Rate
Target Fund	12/31/15	188%
Acquiring Fund	12/31/15	81%

After the Reorganization is completed, the portfolio managers of the Acquiring Fund may, in their discretion, sell securities acquired from the Target Fund. To the extent that the portfolio managers choose to sell a significant percentage of such securities, the Acquiring Fund’s portfolio turnover rate and brokerage costs may be higher than they otherwise would have been. In addition, such sales may result in taxable distributions to shareholders of the Acquiring Fund.

Risk Factors

In evaluating the Reorganization, you should consider carefully the risks of the Acquiring Fund to which you will be subject if the Reorganization is approved and completed. Investing in a mutual fund involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Because of these and other risks, you should consider an investment in the Acquiring Fund to be a long-term investment. An investment in the Acquiring Fund may not be appropriate for all shareholders. For a complete description of the risks of an investment in the Acquiring Fund, see the section in the Acquiring Fund’s Prospectus entitled “Principal Risks of Investing in the International Funds.”

Because the Funds have substantially similar investment strategies, the principal risks of each Fund are substantially identical. The principal risks of investing in the Acquiring Fund are described below. An investment in the Target Fund is also subject to these risks, although its exposure to the Risks Associated with Chinese Companies may be more limited because of its broader investment mandate. In addition, the Target Fund’s exposure to Geographic Concentration Risk may be greater to the extent the Fund focuses on issuers in a limited number of countries in Asia.

Small-sized Company Risk. The Fund is subject to small company risk, because although there are no restrictions on the capitalization of companies whose securities the Fund may buy, the Fund generally invests in small-sized companies. Although the Fund seeks to reduce risk by investing in a diversified portfolio, you must realize that investing in smaller, and often newer, companies involves greater risk than there usually is with investing in larger, more established companies. Smaller and newer companies often have limited product lines, markets, management personnel, research and/or financial resources. The securities of small companies, which may be thinly capitalized, may not be as marketable as those of larger companies. Therefore the securities of these smaller, newer companies may be subject to more abrupt or erratic market movements than the securities of larger companies or the market averages in general.

Risks Associated with Non-U.S. Companies. Investments by the Fund in the securities of non-U.S. issuers involve certain additional investment risks different from those of U.S. issuers. These risks include: possibility of political or economic instability of the country of issue, possibility of disruption to international trade patterns, possibility of currency risk, possibility of currency exchange controls, imposition of foreign withholding taxes, seizure or nationalization of foreign deposits or assets, and adoption of adverse foreign government trade restrictions. There may be less publicly available information about an Asian company than about a U.S. company. Sometimes Asian companies are subject to different accounting, auditing, and financial reporting standards, practices and requirements than U.S. companies. There is generally less government regulation of stock exchanges, brokers and listed companies abroad than in the U.S., which may result in less transparency with respect to a company’s operations. The absence of negotiated brokerage in certain countries may result in higher brokerage fees.

Emerging Markets Risk. In addition to the risks associated with non-U.S. companies in developing or emerging markets, there is a possibility of expropriation, nationalization, confiscatory taxation or diplomatic developments that could affect investments in those countries. In addition, political and economic structures in emerging markets countries may be new and developing rapidly, which may cause instability. Emerging markets countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

Risks Associated with Chinese Companies. The Chinese economy is generally considered an emerging and volatile market. A small number of companies represent a large portion of the China market as a whole, and prices for securities of these companies may be very sensitive to adverse political, economic, or regulatory developments in China and other Asian countries, and may experience significant losses in such conditions. China’s central government has historically exercised substantial control over the Chinese economy through administrative regulation and/or state ownership.

Despite economic reforms that have resulted in less direct central and local government control over Chinese businesses, actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. These activities, which may include central planning, partial state ownership of or government actions designed to substantially influence certain Chinese industries, market sectors or particular Chinese companies, may adversely affect the public and private sector companies in which a Fund invests. Government actions may also affect the economic prospects for, and the market prices and liquidity of, the securities of China companies and the payments of dividends and interest by China companies. In addition, currency fluctuations, monetary policies, competition, social instability or political unrest may adversely affect economic growth in China. The Chinese economy and Chinese companies may also be adversely affected by regional security threats, as well as adverse developments in Chinese trade policies, or in trade policies toward China by countries that are trading partners with China.

Government Relationship Risk. While companies in Asia may be subject to limitations on their business relationships under applicable law, these laws may not be consistent with certain political and security concerns of the U.S. As a result, Asian companies may have material direct or indirect business relationships with governments that are considered state sponsors of terrorism by the U.S. government, or governments that otherwise have policies in conflict with the U.S. government (an “Adverse Government”). If the Fund invests in companies that have or develop a material business relationship with an Adverse Government, then the Fund will be subject to the risk that these companies’ reputation and price in the market will be adversely affected.

Equity-linked Certificates Risk. Equity-linked certificates (also called Participatory Notes) are generally subject to the same risks as the foreign equity securities or the basket foreign securities they are linked to. Upon the maturity of the certificate, the holder generally receives a return of principal based on the capital appreciation of the linked security. If the linked security declines in value, the certificate may return a lower amount at maturity. The trading price of an equity-linked certificate also depends on the value of the linked security. Equity-linked certificates involve further risks associated with:

•	purchases and sales of certificates, including the possibility that exchange rate fluctuations may negatively affect the value of a certificate,

•	the credit quality of the certificate’s issuer and/or guarantor, and

•	liquidity risks and restrictions on transferability.

Ratings of issuers or guarantors of equity-linked certificates refer only to the issuer or guarantor’s creditworthiness. They provide no indication of the potential risks of the linked securities.

RMB Currency Risk. The Fund may invest in Chinese securities acquired through the Shanghai-Hong Kong Stock Connect (“China Connect Securities”) with Renminbi (“RMB”), the official currency of China. Similar to other foreign currencies, the exchange rate of the RMB may rise or fall. There is no guarantee that the RMB will not depreciate. The exchange rate of the RMB may be affected by, among other things, foreign exchange controls imposed by the mainland Chinese central government from time to time (for example, there are currently restrictions on the conversion of the RMB into other currencies). The Fund may have to convert the dollar into RMB when investing in Chinese Connect Securities and vice versa for any payments in RMB from transactions in the China Connect Securities. The Fund may incur currency conversion costs (being the spread between buying and selling of the RMB) and subject to exchange rate fluctuation risks in any such currency conversion, which may adversely affect the market value of China Connect Securities.

Geographic Concentration Risk. Investments in a single region, even though representing more than one country within the region, may be affected by common economic forces and other factors. This vulnerability to factors affecting China investments is significantly greater than it would be for a more geographically diversified fund, and may result in greater losses and volatility.

Portfolio Turnover Risk. In the past, the Fund has experienced high rates of portfolio turnover, which results in above average transaction costs and the payment by shareholders of taxes on above-average amounts of realized investment gains, including net short-term capital gains, which are taxed as ordinary income for federal income tax purposes.

Fundamental Investment Restrictions

The Funds have identical fundamental investment restrictions that cannot be changed without shareholder approval. In addition, each Fund is a diversified fund.

Performance Information

The total returns of the Funds for the periods ended December 31, 2015, based on historical fees and expenses for each period, are set forth in the bar charts and tables below.

The following bar charts and tables provide some indication of the potential risks of investing in each Fund. Each Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.oberweisfunds.com or by calling (800) 245-7311.

The bar charts below show the annual calendar year returns for each Fund. The tables below compare each Fund’s average annual returns for the periods indicated to broad-based securities market index(es). The table also shows returns on a before and after tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown. The after-tax return information shown does not apply to Fund shares held through a tax-advantaged account, such as a 401(k) plan or individual retirement account (“IRA”). This information is intended to help you assess the variability of Fund returns (and consequently, the potential risks of a Fund investment).

Both the bar charts and the tables assume that all distributions have been reinvested. Performance reflects expense limitations, if any, in effect during the periods presented. If any such expense limitations were not in place, performance would be reduced.

Target Fund – Annual Total Return

During the periods shown in the bar chart, the Target Fund’s highest and lowest calendar quarterly returns were 54.50% and
-34.72%, respectively, for the quarters ended June, 2009 and December, 2008.

Acquiring Fund – Annual Total Return

During the periods shown in the bar chart, the Acquiring Fund’s highest and lowest calendar quarterly returns were 43.19% and -19.60%, respectively, for the quarters ended June, 2009 and September, 2011.

	Average Annual Total Returns for the Periods Ended December 31, 2015
Target Fund	1 Year	5 Years	Life of Fund (2/1/08)
Return Before Taxes	-2.18%	0.83%	-0.74%
Return After Taxes on Distributions	-2.18%	0.83%	-0.74%
Return After Taxes on Distributions and Sale of Fund Shares	-1.23%	0.63%	-0.56%
MSCI AC Asia Pacific Ex-Japan Small-Cap Growth Index (reflects no deduction for fees, expenses or taxes)	-1.62%	-2.26%	0.64%

	Average Annual Total Returns for the Periods Ended December 31, 2015
Acquiring Fund	1 Year	5 Years	10 Years
Return Before Taxes	-2.20%	2.75%	12.35%
Return After Taxes on Distributions	-4.51%	0.93%	10.44%
Return After Taxes on Distributions and Sale of Fund Shares	0.67%	2.11%	10.35%
MSCI China Small Cap Growth Index (reflects no deduction for fees, expenses or taxes)	1.86%	-1.88%	12.71%
MSCI Zhong Hua Small Cap Growth Index (reflects no deduction for taxes or sales loads)	-3.47%	-1.43%	N/A [1]

[1]	The MSCI Zhong Hua Small Cap Growth Index began on May 31, 2007.

Investment Adviser

Oberweis Asset Management, Inc., 3333 Warrenville Road, Suite 500, Lisle, Illinois, 60532, an investment adviser registered with the SEC, is the investment adviser to each Fund and is responsible for the day-to-day management of their investment portfolios and other business affairs of Trust and each of its Funds. OAM also offers investment advice to institutions and individual investors regarding a broad range of investment products. Certain OAM officers and employees serve as officers of the Funds.

OAM furnishes continuous advice and recommendations concerning the Funds’ investments. OAM also provides The Oberweis Funds with non-investment advisory management and administrative services necessary for the conduct of the Funds’ business. OAM furnishes the Funds with certain administrative, compliance and accounting services and provides information and certain administrative services for shareholders of the Funds. For each Fund, OAM provides these services under combined investment advisory and management agreements. OAM also provides office space and facilities for the management of the Funds and pays the salaries and fees of the Funds’ officers.

In rendering investment advisory services to the Funds, OAM will use the resources of Oberweis Asset Management (Asia) Limited (“OAM (Asia) Limited”) located in Hong Kong. Such services will be provided subject to the terms of a no-action letter granted by the SEC in 1997 governing the use of “Participating Affiliates.” OAM (Asia) Limited and their associated persons who provide services to U.S. clients are subject to the supervision of OAM and other conditions of the no-action letter.

James W. Oberweis is the co-portfolio manager of the Acquiring Fund. James W. Oberweis joined The Oberweis Funds in 1996 and has been managing investments since that time. James W. Oberweis, a holder of the Chartered Financial Analyst designation, is the President of The Oberweis Funds, the President, Chairman and a controlling shareholder of OAM, President and a director and controlling shareholder of Oberweis Securities, Inc. (“OSI”), the Funds’ principal distributor and shareholder service agent, and Chairman of OAM (Asia) Limited. James W. Oberweis has an MBA from the University of Chicago and a BS from the University of Illinois.

John Wong is the portfolio manager of the Target Fund and co-portfolio manager of the Acquiring Fund. John Wong is the President and a director of OAM (Asia) Limited. John Wong joined The Oberweis Funds in 2007 in conjunction with the Target Fund. Prior to joining the Funds, John Wong, a holder of the Chartered Financial Analyst designation and Certified Public Accountant, was a senior portfolio manager and vice president at Wells Fargo from 2003 to 2007, an international equity analyst at Founders Asset Management from 2000 to 2003 and a principal of Offitbank from 1996 to 1999 where he was portfolio manager of the CVO Greater China Fund. John Wong has an MBA from Stanford University and a BA from Washington State University.

For a complete description of the advisory services provided to the Acquiring Fund, see the section of the Acquiring Fund’s Prospectus entitled “Management of the Funds” and the sections of the Acquiring Fund’s Statement of Additional Information entitled “Management.” Additional information about the portfolio manager compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the respective Fund is provided in the Funds’ Statement of Additional Information.

Advisory and Other Fees

As compensation for its investment advisory services, for managing the business affairs and providing certain administrative services, each Fund pays OAM pursuant to an Investment Advisory and Management Agreement an annual fee which is computed and accrued daily and paid monthly. OAM receives 1.25% of the average daily net assets of each Fund, subject to reduction because of the Fund’s annual expense limitation, if applicable.

For the Funds’ fiscal year ended December 31, 2015, each Fund paid OAM the following investment advisory and management fees as a percentage of average net assets:

	Advisory and Management Fee Rate
Target Fund	1.25	%*
Acquiring Fund	1.25%
* 0% net of any fee waivers and expense reimbursements.

The Funds have appointed Oberweis Securities, Inc. (“OSI”) to act as the principal distributor of the Funds’ shares and as a shareholder service agent. The Funds pay certain expenses in connection with the distribution of shares of each Fund under a Rule 12b-1 Plan and a Distribution and Shareholder Service Agreement between the Funds and OSI (collectively called the “Plan and Agreement”) adopted pursuant to Rule 12b-1 under the 1940 Act.

Under the Plan and Agreement, each Fund pays to OSI a monthly fee at an annual rate of 0.25% of the Fund’s average daily net assets for distribution and shareholder servicing and will also reimburse certain out-of-pocket expenses of OSI for certain shareholder services provided to the Fund. Because the fee is continually paid out of the Funds’ assets, over time it will increase the cost of your investment and could potentially cost you more than paying other types of sales charges.

For a complete description of these arrangements for the Acquiring Fund, see the section of the Fund’s Prospectus entitled “Distribution of Shares” and the section of the Fund’s Statement of Additional Information entitled “Distribution Plan and Agreement.”

Trustees and Officers

Both Funds are series of the Trust and, as a result, have the same Board and the same officers. The management of each Fund, including general oversight of the duties performed by OAM under the Investment Advisory and Management Agreement for each Fund, is the responsibility of the Board. As of the date of this Proxy Statement/Prospectus, there are four members of the Board, one of whom is an “interested person” (as defined in the 1940 Act) and three of whom are not interested persons (the “independent Trustees”). The names and business addresses of the Trustees and officers of the Trust and their principal occupations and other affiliations during the past five years are set forth under “Management of the Trust” in the Statement of Additional Information for the Acquiring Fund, which is incorporated herein by reference.

Distribution, Purchase, Redemption, Exchange of Shares and Dividends

You may purchase, redeem or exchange shares of the Funds on any business day, which is any day the New York Stock Exchange is open for business. Except as described below, the minimum initial investment for each Fund is $1,000 ($500 minimum initial investment per Fund for tax-advantaged retirement plans). You may reduce this $1,000 minimum initial investment by signing up for the Low Minimum Investment Plan. (See “Shareholder Services.”) Additional purchases for all existing accounts must be in amounts of at least $100, except for reinvestment of dividends and capital gains distributions. The Funds reserve the right to change at any time the initial or subsequent investment minimums, to waive the initial or subsequent investment minimums, to withdraw the offering or to reject any purchase in whole or part.

You may purchase shares of the Funds directly through OSI or through a securities broker/dealer or its designated agent, through a bank or other institution having a sales agreement with OSI, or by contacting the Funds’ Transfer Agent, UMB Fund Services, Inc. (“UMBFS”). Some broker/dealers, banks or other institutions may independently impose different minimum investment amounts for purchases by their customers and/or charge for their services in purchasing shares of the Funds.

Your purchase may be made by check, wire, via Automated Clearing House (ACH) through the Funds’ Web site, or, if it is a subsequent purchase, through the Automatic Investment Plan. All purchases must be in U.S. dollars. Third-party checks, except those not exceeding $10,000 and payable to an existing shareholder who is an individual (as opposed to, e.g., a corporation or partnership), credit cards and cash will not be accepted.

For a complete description of purchase, redemption and exchange options, see the section of the Acquiring Fund’s Prospectus entitled “Shareholder Information” and the sections of the Acquiring Fund’s Statement of Additional Information entitled “Purchase of Shares” and “Redemption of Shares.”

Each Fund normally declares and pays dividends from net investment income, if any, annually. For each Fund, any capital gains are normally distributed at least once a year. If the Reorganization is approved by the shareholders of the Target Fund, the Target Fund intends to distribute to its shareholders, prior to the closing of the Reorganization, all its net investment income and net capital gains, if any, for periods ending on or prior to the Closing Date. See “The Proposed Reorganization – Material Federal Income Tax Consequences” below.

Tax Information

Each Fund’s distributions are generally taxable as ordinary income or capital gains, unless your investment is in an IRA, 401(k) or other tax-advantaged investment plan (which may be taxable upon withdrawal).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Funds through a broker-dealer or other financial intermediary (such as a bank), the Funds and their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Funds over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Further Information

Additional information concerning the Acquiring Fund and Target Fund is contained in this Proxy Statement/Prospectus and additional information regarding the Acquiring Fund is contained in the accompanying Acquiring Fund prospectus. The cover page of this Proxy Statement/Prospectus describes how you may obtain further information.

THE PROPOSED REORGANIZATION

The proposed Reorganization will be governed by the Agreement, a form of which is attached as Appendix II. The Agreement provides that the Target Fund will transfer all of its assets to the Acquiring Fund solely in exchange for the issuance of full and fractional Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund. The closing of the Reorganization will take place at the close of business on the Closing Date. The following discussion of the Agreement is qualified in its entirety by the full text of the Agreement.

The Target Fund will transfer all of its assets to the Acquiring Fund, and in exchange, the Acquiring Fund will assume all the liabilities of the Target Fund and deliver to the Target Fund a number of full and fractional Acquiring Fund Shares having a net asset value as of the Valuation Time (as defined in the Agreement) equal to the value of the assets of the Target Fund less the liabilities of the Target Fund assumed by the Acquiring Fund as of such time. At the designated time on the Closing Date as set forth in the Agreement, the Target Fund will distribute in complete liquidation and termination of the Target Fund, pro rata to its shareholders of record all Acquiring Fund Shares received by the Target Fund. This distribution will be accomplished by the transfer of the Acquiring Fund Shares credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Target Fund shareholders, and representing the respective pro rata number of Acquiring Fund shares due such shareholders. All issued and outstanding shares of the Target Fund will be canceled on the books of the Target Fund.

The consummation of the Reorganization is subject to the terms and conditions of, and the representations and warranties being true as set forth in, the Agreement. The Agreement may be terminated by mutual agreement of the Funds. In addition, either Fund may at its option terminate the Agreement at or before the Closing due to (1) a breach by any other party of any representation, warranty, or agreement to be performed at or before the Closing, if not cured within 30 days, (2) a condition precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met, or (3) a determination by the Board that the consummation of the transactions contemplated by the Agreement is not in the best interests of a Fund.

The Target Fund will, within a reasonable period of time before the Closing Date, furnish the Acquiring Fund with a list of the Target Fund’s portfolio securities and other investments. The Acquiring Fund will, within a reasonable period of time before the Closing Date, furnish the Target Fund with a list of the securities, if any, on the Target Fund’s list referred to above that do not conform to the Acquiring Fund’s investment objective, policies, and restrictions. The Target Fund, if requested by the Acquiring Fund, will dispose of securities on the Acquiring Fund’s list before the Closing Date. In addition, if it is determined that the portfolios of the Target Fund and Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Target Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing. The sale of such investments could result in taxable distributions to shareholders of the Target Fund prior to the Reorganization. Notwithstanding the foregoing, nothing in the Agreement will require the Target Fund to dispose of any investments or securities if, in the reasonable judgment of the Board or the Adviser, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the Target Fund.

Description of Securities to be Issued

Voting Shares of Beneficial Interest. Pursuant to the Trust’s Agreement and Declaration of Trust, as amended (the “Declaration of Trust”), the Trust may issue an unlimited number of shares of beneficial interest in one or more series of “Funds,” all having no par value. Shares of each Fund have equal non-cumulative voting rights and equal rights with respect to dividends, assets and liquidation of such Fund. Shares are fully paid and non-assessable by the Trust when issued, are transferable without restriction and have no preemptive or conversion rights.

Voting Rights of Shareholders. Holders of shares of the Acquiring Fund are entitled to one vote per share on matters as to which they are entitled to vote, with fractional shares voting proportionally. The Acquiring Fund operates as a series of the Trust, an open-end management investment company registered with the SEC under the 1940 Act. The Trust currently has seven series, including the Acquiring Fund, and the Board may, in its sole discretion, create additional series from time to time. Separate votes generally are taken by each series on matters affecting an individual series. In addition to the specific voting rights described above, shareholders of the Acquiring Fund are entitled, under current law, to vote with respect to certain other matters, including changes in fundamental investment policies and restrictions. Moreover, shareholders owning at least 25% of the outstanding shares of the Trust may request that the Board call a shareholders’ meeting (10% if the purpose is voting on the removal of one or more Trustees).

Continuation of Shareholder Accounts and Plans; Share Certificates

If the Reorganization is approved, the Acquiring Fund will establish an account for each Target Fund shareholder containing the appropriate number of shares of the Acquiring Fund. The shareholder services and shareholder programs of the Funds are substantially the same. Shareholders of the Target Fund who are accumulating shares through systematic investing, or who are receiving payments under the systematic withdrawal plan, will retain the same rights and privileges after the Reorganization through plans maintained by the Acquiring Fund. No certificates for Acquiring Fund shares will be issued as part of the Reorganization.

Service Providers

UMB Bank, N.A. serves as the custodian for the assets of each Fund. UMB Fund Services, Inc. serves as the Funds’ transfer agent. Oberweis Securities, Inc. serves as the distributor for each Fund. For the fiscal year ended December 31, 2015, PricewaterhouseCoopers LLP (“PwC”) served as the independent registered public accounting firm for each Fund.

On February 18, 2016, upon the recommendation of the Audit Committee of the Board of the Trust, the Board approved the engagement of BBD, LLP (“BBD”) as the independent registered public accounting firm for the Funds for the fiscal year ending December 31, 2016. During each Fund’s two most recent fiscal years (ended December 31, 2015 and December 31, 2014) and during the period from the end of the most recently completed fiscal year through February 18, 2016, neither the Fund, nor anyone on its behalf consulted with BBD, on behalf of such Fund, regarding the application of accounting principles to a specified transaction (either completed or proposed), the type of audit opinion that might be rendered on the Fund’s financial statements, or any matter that was either the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K under the Securities Exchange Act of 1934 (the “Exchange Act”) and the instructions thereto, or a “reportable event,” as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act.

For each Fund’s two most recent fiscal years (ended December 31, 2015 and December 31, 2014) in which PwC was the Fund’s independent registered public accounting firm, there were no disagreements between the Fund and PwC on any matter of accounting principles and practices, financial statement disclosure, auditing scope or procedure, or any other matter, which disagreements, if not resolved to the satisfaction of PwC, would have caused it to make reference to the subject matter of the disagreements in its report on the financial statements of the Fund for such periods. The reports of PwC on the Fund’s financial statements as of and for the two most fiscal years did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainties, audit scope, accounting principles or practices and financial statement disclosures.

Material Federal Income Tax Consequences

As a condition to each Fund’s obligation to consummate the Reorganization, each Fund will receive a tax opinion from Vedder Price P.C. (which opinion will be based on certain factual representations and certain customary assumptions and exclusions) substantially to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

1.	The transfer of all the Target Fund’s assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund immediately followed by the pro rata distribution by the Target Fund of all the Acquiring Fund Shares received to the Target Fund’s shareholders of record in complete liquidation of the Target Fund will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code and the Acquiring Fund and the Target Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

2.	No gain or loss will be recognized by the Acquiring Fund upon the receipt of all the assets of the Target Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund.

3.

No gain or loss will be recognized by the Target Fund upon the transfer of all the Target Fund’s assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund or upon the distribution (whether actual or constructive) of such Acquiring Fund Shares to the Target Fund’s shareholders solely in exchange for such shareholders’ shares of the Target Fund in complete liquidation of the Target Fund.

4.	No gain or loss will be recognized by the Target Fund’s shareholders upon the exchange of their Target Fund shares solely for Acquiring Fund Shares in the Reorganization.

5.	The aggregate basis of the Acquiring Fund Shares received by each Target Fund shareholder pursuant to the Reorganization will be the same as the aggregate basis of the Target Fund shares exchanged therefor by such shareholder. The holding period of the Acquiring Fund Shares received by each Target Fund shareholder will include the period during which the Target Fund shares exchanged therefor were held by such shareholder, provided such Target Fund shares are held as capital assets at the effective time of the Reorganization.

6.	The basis of the Target Fund’s assets transferred to the Acquiring Fund will be the same as the basis of such assets to the Target Fund immediately before the effective time of the Reorganization. The holding period of the assets of the Target Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Target Fund.

No opinion will be expressed as to (1) the effect of the Reorganization on the Target Fund, the Acquiring Fund or any shareholder of the Target Fund with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (a) at the end of a taxable year (or on the termination thereof) or (b) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Prior to the closing of the Reorganization, the Target Fund will declare a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders at least all of the Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income excludible from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any available capital loss carryforward). This distribution will be taxable to shareholders who are subject to federal income tax and may include net capital gains resulting from the sale of portfolio assets discussed below. Additional distributions may be made if necessary. All dividends and distributions will be reinvested in additional shares of the Target Fund unless a shareholder has made an election to receive dividends and distributions in cash. Dividends and distributions are treated the same for federal income tax purposes whether received in cash or additional shares.

To the extent that a portion of the Target Fund’s portfolio assets are sold prior to the Reorganization, the federal income tax effect of such sales would depend on the holding periods of such assets and the difference between the price at which such portfolio assets were sold and the Target Fund’s basis in such assets. Any net capital gains (net long-term capital gain in excess of any net short-term capital loss) of the Target Fund, including as a result of these sales, after the application of any available capital loss carryforwards (capital losses from prior taxable years that may be used to offset future capital gains), would be distributed to the Target Fund’s shareholders as capital gain dividends. Any net short-term capital gains (in excess of any net long-term capital loss and after application of any available capital loss carryforwards) would be distributed as ordinary dividends. All such distributions would be made during or with respect to the Target Fund’s taxable year in which the sale occurs and would be taxable to shareholders who are subject to federal income tax.

After the Reorganization, the Acquiring Fund’s ability to use the Target Fund’s or the Acquiring Fund’s pre-Reorganization capital losses, if any, may be limited under certain federal income tax rules applicable to reorganizations of this type. Therefore, in certain circumstances, shareholders may pay federal income tax sooner, or may pay more federal income taxes, than they would have had the Reorganization not occurred. The effect of these potential limitations will depend on a number of factors, including the amount of the losses, the amount of gains to be offset, the exact timing of the Reorganization and the amount of unrealized capital gains in the Funds at the time of the Reorganization.

For net capital losses arising in taxable years beginning after December 22, 2010 (“post-enactment losses”), a Fund will generally be able to carryforward such capital losses indefinitely. A Fund’s net capital losses from taxable years beginning on or prior to December 22, 2010 (“pre-enactment losses”), however, will remain subject to their current expiration dates and can be used only after the post-enactment losses. At December 31, 2015, the Funds did not have any post-enactment losses and had pre-enactment losses as follows:

	Expires 2016 (Pre-Enactment)
	Short-Term	Long-Term
Acquiring Fund	$-	$-
Target Fund	$1,312,097	$-

In addition, shareholders of the Target Fund will receive a proportionate share of any taxable income and gains realized by the Acquiring Fund and not distributed to its shareholders prior to the Closing when such income and gains are eventually distributed by the Acquiring Fund. As a result, shareholders of the Target Fund may receive a greater amount of taxable distributions than they would have had the Reorganization not occurred.

This description of the federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, non-U.S. and other tax laws.

Reorganization Expenses

The expenses associated with the Reorganization include, but are not limited to, legal and auditing fees, the costs of printing and distributing this Proxy Statement/Prospectus, and the solicitation expenses discussed below. The costs of the reorganization, which are estimated to be $80,000, will be paid by OAM. These reorganization costs do not include any portfolio repositioning costs.

The Target Fund has engaged Okapi Partners to assist in the solicitation of proxies at an estimated cost of $7,000.

Capitalization

The following table sets forth the capitalization of the Target Fund and the Acquiring Fund as of February 29, 2016, and the pro forma capitalization of the combined fund as if the Reorganization had occurred on that date. These numbers may differ at the Closing Date.

Capitalization Table as of February 29, 2016 (Unaudited)

	Target Fund	Acquiring Fund	Pro Forma Adjustments	Pro Forma Combined Fund
Net Assets	$4,083,032	$95,022,301	$4,083,032	$99,105,333
Shares Outstanding	492,957	9,102,275	391,095	9,493,370
Net Asset Value Per Share	$8.28	$10.44	-	$10.44
Shares Authorized	Unlimited	Unlimited	-	Unlimited

Legal Matters

Certain legal matters concerning the issuance of shares of the Acquiring Fund and the federal income tax consequences of the Reorganization will be passed on by Vedder Price P.C., 222 North LaSalle Street, Chicago, Illinois 60601.

Information Filed with the Securities and Exchange Commission

This Proxy Statement/Prospectus and the related Statement of Additional Information do not contain all the information set forth in the registration statements and the exhibits relating thereto and the annual and semi-annual reports which the Funds have filed with the SEC pursuant to the requirements of the Securities Act of 1933, as amended, and the 1940 Act, to which reference is hereby made. The SEC file number for the registration statement containing the current Prospectus and Statement of Additional Information for the Acquiring Fund and Target Fund is Registration No. 811-04854. Such Prospectus and Statement of Additional Information relating to the Funds are incorporated herein by reference.

THE BOARD’S APPROVAL OF THE REORGANIZATION

At a Board meeting held on February 18, 2016, the Adviser discussed the future of the Target Fund with the Board, noting that, given the Fund’s asset size, number of shareholder accounts, lack of expected asset growth and lack of economies of scale, the Adviser did not believe the Target Fund was a viable investment option going forward. In particular, rather than propose liquidating the Target Fund, OAM proposed the reorganization of the Fund with another international fund that is identical from an investment objective standpoint. Prior to approving the Reorganization, the Board reviewed the foregoing information with legal counsel and with management, reviewed with legal counsel applicable law and their duties in considering such matters, and met with legal counsel in a private session without management present.

At such meeting, the Board, including the independent Trustees, approved the terms of the Reorganization. In determining to recommend that the shareholders of the Target Fund approve the Reorganization, the Board considered the factors described below:

•	The fees and expenses of the Funds, and in particular, noted that the investment advisory and management fees of the Funds are the same and the Acquiring Fund has lower expenses than the Target Fund;

•	OAM would bear all expenses associated with the Reorganization;

•

The investment objectives of the Funds and restrictions are identical and the principal investment strategies of the Funds are substantially similar, and in particular, noted that while the Acquiring Fund focuses on China securities, the Target Fund focuses on Asia securities (which includes China securities);

•

The federal income tax consequences of the Reorganization on the Target Fund and its shareholders, and in particular, that the Reorganization would be structured as a tax-free reorganization for federal income tax purposes;

•	The terms and conditions of the Reorganization were fair and reasonable and consistent with industry practice and that the Reorganization would not result in the dilution of shareholder interests;

•	The services available to shareholders of the Acquiring Fund are identical to those available to shareholders of the Target Fund immediately prior to the Reorganization; and

•

The performance of the Funds, and in particular, noted that the performance for the Acquiring Fund was higher than that of the Target Fund for the five-year period ended December 31, 2015 and similar to that of the Target Fund for the one-year ended December 31, 2015.

Based on the considerations described above, the Board of each Fund has determined that the Reorganization would be in the best interests of each Fund and that the interests of each Fund’s existing shareholders would not be diluted as a result of the Reorganization. The Board did not identify any single factor discussed above as all-important or controlling, but considered all such factors together in approving the Reorganization. The Board recommends that the Target Fund shareholders vote in favor of the Reorganization.

OTHER INFORMATION

Shareholders of the Funds

The following tables set forth the percentage of ownership of each person who, as of March 11, 2016, the record date with respect to the Special Meeting, owns of record, or is known by the Funds to own of record or beneficially, 5% or more of shares of either Fund. The tables also set forth the estimated percentage of shares of the combined fund that would have been owned by such parties if the Reorganization had occurred on March 11, 2016. These amounts may differ on the Closing Date. Shareholders who have the power to vote a larger percentage of shares (at least 25% of the voting shares) of a Fund can control the Fund and determine the outcome of a shareholder meeting.

Target Fund

Name and Address of Owner	Percentage of Ownership	Estimated Pro Forma Percentage of Ownership of the Combined Fund After the Reorganization
NFS LLC FEBO Janet L. Mangold TTEE Mangold Rev Tr P.O. Box 10035 Pleasanton, CA 94588	6.16%	0.31%

NFS LLC FEBO James D. Oberweiss TTEE 3 Buckingham Drive Sugar Grove, IL 60554	6.16%	0.31%

NFS LLC FEBO Oberweis Asset Management Inc. 3333 Warrenville RD Ste 500 Lisle, IL 60532	5.13%	0.26%

Charles Schwab & Co Inc. SPL Cstdy A/C for Excl Bnft Cust None Attn Mutual Fund Dept. 101 Montgomery Street San Francisco, CA 94104-4122	7.69%	0.39%

Acquiring Fund

Name and Address of Owner	Percentage of Ownership	Estimated Pro Forma Percentage of Ownership of the Combined Fund After the Reorganization
Charles Schwab & Co Inc SPL Cstdy A/C for Excl Bnft Cust None Attn Mutual Fund Dept 101 Montgomery Street San Francisco, CA 94104-4122	28.65%	27.22%

TD Ameritrade Inc. for the Exclusive Benefit of Our Clients P.O. Box 2226 Omaha, NE 68103	7.59%	7.21%

At the close of business on March 11, 2016, there were 485,690 shares of the Target Fund outstanding. As of March 11, 2016, the Trustees and officers of the Target Fund as a group owned 15.07% of the total outstanding shares of the Target Fund.

At the close of business on March 11, 2016, there were 9,213,915 shares of the Acquiring Fund outstanding. As of March 11, 2016, the Trustees and officers of the Acquiring Fund as a group owned 2.94% of the total outstanding shares of the Acquiring Fund.

Shareholder Proposals

Since the Target Fund does not hold regular meetings of its shareholders, the date of the next special shareholder meeting cannot be anticipated. Any shareholder who wishes to submit a proposal for consideration at the next meeting of shareholders, when and if it is called, should submit such proposal to the Target Fund at 3333 Warrenville Road, Suite 500, Lisle, Illinois 60532.

Shareholder Communications

The Board provides a process for shareholders to communicate with the Board of Trustees as a whole and/or each of the Trustees individually. Shareholders may send such written communications to the Board of Trustees or to one or more Trustees individually by sending such communications to them, care of the Trust, at 3333 Warrenville Road, Suite 500, Lisle, Illinois 60532.

Proxy Statement/Prospectus Delivery

Please note that only one Proxy Statement/Prospectus may be delivered to two or more shareholders of the Target Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of the Proxy Statement/Prospectus, or for instructions as to how to request a separate copy of such document or as to how to request a single copy if multiple copies of such document are received, shareholders should contact the Target Fund at 3333 Warrenville Road, Suite 500, Lisle, Illinois 60532 or by calling (800) 323-6166.

VOTING INFORMATION AND REQUIREMENTS

Holders of shares of the Target Fund are entitled to one vote per share on matters as to which they are entitled to vote, with fractional shares voting proportionally.

Approval of the Reorganization will require the affirmative vote of Target Fund shareholders entitled to vote more than 50% of the total number of shares outstanding and entitled to be cast.

Each valid proxy given by a shareholder of the Target Fund will be voted by the persons named in the proxy in accordance with the instructions marked thereon and as the persons named in the proxy may determine on such other business as may come before the Special Meeting on which shareholders are entitled to vote. If no designation is made, the proxy will be voted by the persons named in the proxy, as recommended by the Board, “FOR” approval of the Reorganization. Abstentions and broker non-votes (i.e., shares held by brokers or nominees, typically in “street name,” as to which (1) instructions have not been received from beneficial owners or persons entitled to vote and (2) the broker or nominee does not have discretionary voting power on a particular matter) count as present for purposes of determining a quorum but do not count as votes “FOR” the proposal and have the same effect as a vote “AGAINST” the proposal. The presence in person or by proxy of the holders of thirty percent (30%) of the shares of the Target Fund issued and outstanding and entitled to vote at the Special Meeting shall constitute a quorum for the transaction of any business.

Shareholders who execute proxies may revoke them at any time before they are voted by filing with the Target Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Special Meeting and voting in person. The giving of a proxy will not affect your right to vote in person if you attend the Special Meeting and wish to do so.

It is not anticipated that any action will be asked of the shareholders of the Target Fund other than as indicated above, but if other matters are properly brought before the Special Meeting, it is intended that the persons named in the proxy will vote in accordance with their judgment.

If a quorum is not obtained or if a quorum is present but sufficient votes in favor of a proposal are not received by the scheduled time of the Special Meeting, the Special Meeting may be adjourned to permit further solicitation of proxies. At such adjourned meeting at which the requisite shares entitled to vote thereat shall be represented, any business may be transacted which could have been transacted at the meeting as originally notified.

Proxies of shareholders of the Target Fund are solicited by the Board. Additional solicitation may be made by mail, telephone, or facsimile by representatives of OAM or by dealers or their representatives. In addition, OAM has retained Okapi Partners LLC (“Okapi Partners”), 1212 Avenue of the Americas, 24th Floor, New York, New York 10036, a proxy solicitation firm, to assist in the solicitation of proxies. Okapi Partners may solicit proxies personally and by telephone.

As the Meeting date approaches, certain shareholders whose votes have not been received may receive telephone calls or other communication from Okapi Partners. Authorizations to permit Okapi Partners to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with applicable law and procedures that the Fund believes are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

March 28, 2016

Please sign and return your proxy promptly.

Your vote is important and your participation

in the affairs of your Fund does make a difference.

APPENDIX I

FINANCIAL HIGHLIGHTS FOR THE ACQUIRING FUND

Financial Highlights

Per share income and capital for a share outstanding throughout each period is as follows:

China Opportunities Fund

	Years Ended December 31
	2015	2014	2013	2012	2011
Net Asset Value at beginning of year	$13.79	$16.83	$11.12	$8.70	$16.63
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment loss[a]	(.09)	(.15)	(.08)	(.06)	(.11)
Net realized and unrealized gains (losses) on investments and transition of assets and liabilities denominated in foreign currencies	(.22)	(.93)	6.68	2.48	(6.36)

Total from investment operations	(.31)	(1.08)	6.60	2.42	(6.47)
Redemption Fees[a]	.01	.02	.01	-	.01
Less dividends and distributions:
Distribution from net realized gains on investments	(1.34)	(1.88)	(.75)	-	(1.47)
Dividends from net investment income	-	(.10)	(.15)	-	-

Total dividends and distributions	(1.34)	(1.98)	(.90)	-	(1.47)

Net asset value at end of year	$12.15	$13.79	$16.83	$11.12	$8.70

Total Return (%)	(2.20)	(6.27)	59.56	27.82	(38.72)

RATIO/SUPPLEMENTAL DATA
Net Assets at end of year (in thousands)	$113,287	$166,614	$199,209	$119,940	$119,819
Ratio of gross expenses to average net assets (%)	1.95	1.93	2.07	2.15	2.08
Ratio of net expenses to average net assets (%)[b]	1.95	1.93	2.07	2.15	2.08
Ratio of net investment loss to average net assets (%)	(.61)	(.92)	(.59)	(.62)	(.76)
Portfolio turnover rate (%)	81	127	140	115	107

Notes:

a.	The net investment loss per share data and the redemption fee data were determined using average shares outstanding during the period.

b.	The ratios in this row reflect the impact, if any, of expense offset arrangements.

I-1

APPENDIX II

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this     day of             , 2016 by The Oberweis Funds, a Massachusetts business trust (the “Trust”), on behalf of the Oberweis China Opportunities Fund (the “Acquiring Fund”); the Trust, on behalf of the Oberweis Asia Opportunities Fund (the “Selling Fund”) (the Acquiring Fund and Selling Fund are each referred to herein as a “Fund” and collectively, as the “Funds”); and Oberweis Asset Management, Inc. (the “Adviser”), the investment adviser to the Funds (for purposes of Section 9.1 of the Agreement only). The principal place of business of the parties is 3333 Warrenville Road, Suite 500, Lisle, Illinois 60532.

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of all the assets of the Selling Fund to the Acquiring Fund, in exchange solely for voting shares of beneficial interest, no par value, of the Acquiring Fund (“Acquiring Fund Shares”) and the assumption by the Acquiring Fund of all the liabilities of the Selling Fund; and (ii) the distribution, after the Closing hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Selling Fund and the termination, dissolution and complete liquidation of the Selling Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the “Reorganization”).

WHEREAS, each Fund is a separate series of the Trust, and the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and the Selling Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Acquiring Fund is authorized to issue its shares of beneficial interest;

WHEREAS, the Board of Trustees of the Trust has determined that the Reorganization is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization; and

WHEREAS, the Board of Trustees of the Trust has determined that the Reorganization is in the best interests of the Selling Fund and that the interests of the existing shareholders of the Selling Fund will not be diluted as a result of the Reorganization.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE SELLING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND THE ASSUMPTION OF THE SELLING FUND’S LIABILITIES AND TERMINATION AND LIQUIDATION OF THE SELLING FUND

1.1  THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Selling Fund agrees to transfer all of its assets, as set forth in Section 1.2, to the Acquiring Fund. In exchange, the Acquiring Fund agrees: (i) to deliver to the Selling Fund the number of full and fractional Acquiring Fund Shares, computed in the manner set forth in Section 2.3; and (ii) to assume all of the liabilities of the Selling Fund, as set forth in Section 1.3. Such transactions shall take place at the closing provided for in Section 3.1 (the “Closing”).

1.2  ASSETS TO BE TRANSFERRED. The Selling Fund shall transfer all of its assets to the Acquiring Fund, including, without limitation, all cash, securities and dividends or interest receivables, owned by the Selling Fund and any deferred or prepaid expenses shown as an asset on the books of the Selling Fund as of the Closing.

The Selling Fund will, within a reasonable period of time before the Closing Date, as such term is defined in Section 3.1, furnish the Acquiring Fund with a list of the Selling Fund’s portfolio securities and other investments. The Acquiring Fund will, within a reasonable period of time before the Closing Date, furnish the Selling Fund with a list of the securities, if any, on the Selling Fund’s list referred to above that do not conform to the Acquiring Fund’s investment objective, policies, and restrictions. The Selling Fund, if requested by the Acquiring Fund, will dispose of securities on the Acquiring Fund’s list before the Closing. In addition, if it is determined that the portfolios of the Funds, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Selling Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing. Notwithstanding the foregoing, nothing herein will require the Selling Fund to dispose of any investments or securities if, in the reasonable judgment of the Board of Trustees of the Trust or the Adviser, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interest of the Selling Fund.

1.3  LIABILITIES TO BE ASSUMED. The Selling Fund will endeavor to discharge all of its known liabilities and obligations to the extent possible before the

Closing. Notwithstanding the foregoing, any liabilities not so discharged shall be assumed by the Acquiring Fund, which assumed liabilities shall include all of the Selling Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing, and whether or not specifically referred to in this Agreement.

1.4  LIQUIDATION AND DISTRIBUTION. (a) Immediately after the Closing, the Selling Fund will distribute in complete liquidation of the Selling Fund, pro rata to its shareholders of record (the “Selling Fund Shareholders”), determined as of the time of such distribution, all of the Acquiring Fund Shares received by the Selling Fund pursuant to Section 1.1; and (b) on or as soon after the Closing Date as is practicable, but in no event later than 12 months after the Closing Date, the Selling Fund will thereupon proceed to dissolve and terminate as set forth in Section 1.7 below. Such distribution will be accomplished by the transfer of Acquiring Fund Shares credited to the account of the Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Selling Fund Shareholders, and representing the respective pro rata number of Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Selling Fund will simultaneously be canceled on the books of the Selling Fund. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer.

1.5  OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Shares of the Acquiring Fund will be issued simultaneously to the Selling Fund, in an amount computed in the manner set forth in Section 2.3, to be distributed to the Selling Fund Shareholders.

1.6  TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Selling Fund shares on the books of the Selling Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.7  TERMINATION. The Selling Fund shall completely liquidate and be dissolved, terminated and have its affairs wound up in accordance with Massachusetts law, promptly following the Closing and the making of all distributions pursuant to Section 1.4.

ARTICLE II

VALUATION

2.1  VALUATION OF ASSETS. The value of the Selling Fund’s net assets shall be the value of all the Selling Fund’s assets, less the amount of all of its liabilities, as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the Closing Date (such time and date being hereinafter called the “Valuation Time”). The value of the Selling Fund’s assets shall be determined by using the valuation procedures set forth in the Trust’s Agreement and Declaration of Trust and the Acquiring Fund’s then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2  VALUATION OF SHARES. The net asset value per share of Acquiring Fund Shares shall be the net asset value per share of the Acquiring Fund computed as of the Valuation Time, using the valuation procedures set forth in the Trust’s Agreement and Declaration of Trust and the Acquiring Fund’s then current prospectus and statement of additional information, or such other valuation procedures as shall be mutually agreed upon by the parties.

2.3  SHARES TO BE ISSUED. The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Selling Fund’s assets, shall be determined by dividing the Selling Fund’s net assets determined in accordance with Section 2.1, by the Acquiring Fund’s net asset value per share determined in accordance with Section 2.2.

2.4  EFFECT OF SUSPENSION IN TRADING. In the event that on the Closing Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Selling Fund are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Selling Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored.

ARTICLE III

CLOSING AND CLOSING DATE

3.1  CLOSING DATE. The Closing shall occur on April 29, 2016 or such other date as the parties may agree (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place simultaneously as of 4:00 p.m. Central time on the Closing Date unless otherwise provided. The Closing shall be held as of 4:00 p.m. Central time at the offices of Vedder Price P.C. in Chicago, Illinois or at such other time and/or place as the parties may agree.

3.2  CUSTODIAN’S CERTIFICATE. The Selling Fund shall cause UMB Bank, N.A. as custodian for the Selling Fund (the “Custodian”), to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that: (a) the Selling Fund’s portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Selling Fund.

3.3  TRANSFER AGENT’S CERTIFICATE. The Selling Fund shall cause UMB Fund Services, Inc., as transfer agent for the Selling Fund, to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Selling Fund Shareholders, and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver or cause the UMB Fund Services, Inc., its transfer agent, to issue and deliver to the Selling Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Selling Fund or provide evidence satisfactory to the Selling Fund that such Acquiring Fund Shares have been credited to the Selling Fund’s account on the books of the Acquiring Fund.

3.4  DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1  REPRESENTATIONS OF THE SELLING FUND. The Trust, on behalf of the Selling Fund, represents and warrants to the Acquiring Fund as follows:

(a)  The Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(b)  The Selling Fund is a separate series of the Trust duly organized in accordance with the applicable provisions of the Trust’s Agreement and Declaration of Trust.

(c)  The Trust is registered as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

(d)  The Selling Fund is not, and the execution, delivery, and performance of this Agreement will not result, in the violation of any provision of the Trust’s Agreement and Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Selling Fund is a party or by which it is bound.

(e)  Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, the Selling Fund has no material contracts or other commitments that will be terminated with liability to it before the Closing.

(f)  No litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Selling Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Selling Fund to carry out the transactions contemplated by this Agreement. The Selling Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g)  The financial statements of the Selling Fund as of December 31, 2015, and for the year then ended, have been prepared in accordance with generally accepted accounting principles and have been audited by independent auditors, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of December 31, 2015, and there are no known contingent liabilities of the Selling Fund as of such date that are not disclosed in such statements.

(h)  Since the date of the financial statements referred to in subsection (g) above, there have been no material adverse changes in the Selling Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no known contingent liabilities of the Selling Fund arising after such date. For the purposes of this subsection (h), a decline in the net asset value of the Selling Fund shall not constitute a material adverse change.

(i)  All federal, state, local and other tax returns and reports of the Selling Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Selling Fund required to be paid (whether or not shown on any such return or report) have been paid, or provision shall have been made for the payment thereof and any such unpaid taxes, as of the date of the financial statements referred to above, are properly reflected thereon. To the best of the Selling Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Selling Fund, and no assessment for taxes, interest, additions to tax, or penalties has been asserted against the Selling Fund.

(j)  All issued and outstanding shares of the Selling Fund are duly and validly issued and outstanding, fully paid and non-assessable by the Selling Fund.

All of the issued and outstanding shares of the Selling Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the Selling Fund’s transfer agent as provided in Section 3.3. The Selling Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any shares of the Selling Fund, and has no outstanding securities convertible into shares of the Selling Fund.

(k)  At the time of the Closing, the Selling Fund will have good and marketable title to the Selling Fund’s assets to be transferred to the Acquiring Fund pursuant to Section 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets, and the Acquiring Fund will acquire good and marketable title thereto.

(l)  The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Selling Fund. Subject to approval by the Selling Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Selling Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(m)  The information to be furnished by the Selling Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

(n)  From the effective date of the Registration Statement (as defined in Section 5.7), through the time of the meeting of the Selling Fund Shareholders and on the Closing Date, any written information furnished by the Selling Fund for use in the Proxy Materials (as defined in Section 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(o)  For each taxable year of its operations, including the taxable year ending with the Closing Date, the Selling Fund (i) has elected or will elect to qualify, and has qualified or will qualify (in the case of the taxable year ending with the Closing Date), as a “regulated investment company” under the Code (a “RIC”); (ii) has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year ending with the Closing Date; and (iii) has been, and will be (in the case of the taxable year ending with the Closing Date), treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code.

4.2  REPRESENTATIONS OF THE ACQUIRING FUND. The Trust, on behalf of the Acquiring Fund, represents and warrants to the Selling Fund as follows:

(a)  The Trust is a business trust, duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(b)  The Acquiring Fund is a separate series of the Trust duly authorized in accordance with the applicable provisions of the Trust’s Agreement and Declaration of Trust.

(c)  The Trust is registered as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

(d)  The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in a violation of the Trust’s Agreement and Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(e)  No litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.

(f)  The financial statements of the Acquiring Fund as of December 31, 2015, and for the fiscal year then ended, have been prepared in accordance with generally accepted accounting principles and have been audited by independent auditors, and such statements (copies of which have been furnished to the Selling Fund) fairly reflect the financial condition of the Acquiring Fund as of December 31, 2015, and there are no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statements.

(g)  Since the date of the financial statements referred to in subsection (f) above, there have been no material adverse changes in the Acquiring Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no known contingent liabilities of the Acquiring Fund arising after such date. For the purposes of this subsection (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

(h)  All federal, state, local and other tax returns and reports of the Acquiring Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Acquiring Fund required to be paid (whether or not shown on any such return or report) have been paid or provision shall have been made for their payment and any such unpaid taxes, as of the date of the financial statements referred to above, are properly reflected thereon. To the best of the Acquiring Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Acquiring Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Acquiring Fund.

(i)  All issued and outstanding Acquiring Fund Shares are duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase shares of the Acquiring Fund, and there are no outstanding securities convertible into shares of the Acquiring Fund.

(j)  The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(k)  The Acquiring Fund Shares to be issued and delivered to the Selling Fund for the account of the Selling Fund Shareholders pursuant to the terms of this Agreement will, at the Closing, have been duly authorized. When so issued and delivered, such shares will be duly and validly issued shares of the Acquiring Fund, and will be fully paid and non-assessable.

(l)  The information to be furnished by the Acquiring Fund for use in no -action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

(m)  From the effective date of the Registration Statement (as defined in Section 5.7), through the time of the meeting of the Selling Fund Shareholders and on the Closing Date, any written information furnished by the Acquiring Fund with respect to the Acquiring Fund for use in the Proxy Materials (as defined in Section 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(n)  For each taxable year of its operations, including the taxable year that includes the Closing Date, the Acquiring Fund (i) has elected to qualify, has qualified or will qualify (in the case of the year that includes the Closing Date) and intends to continue to qualify as a RIC under the Code, (ii) has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year that includes the Closing Date and (iii) has been, and will be (in the case of the taxable year that includes the Closing Date), treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code.

(o)  The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the Securities Act of 1933, as amended (the “1933 Act”), the 1940 Act, and any state securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

ARTICLE V

COVENANTS OF THE FUNDS

5.1  OPERATION IN ORDINARY COURSE. Subject to Sections 1.2 and 8.5, each Fund will operate its respective business in the ordinary course between the date of this Agreement and the Closing, it being understood that such ordinary course of business will include customary dividends and distributions, any other distribution necessary or desirable to avoid federal income or excise taxes, and shareholder purchases and redemptions.

5.2  APPROVAL OF SHAREHOLDERS. The Selling Fund will call a special meeting of Selling Fund Shareholders to consider and act upon this Agreement (or transactions contemplated thereby) and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

5.3  INVESTMENT REPRESENTATION. The Selling Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

5.4  ADDITIONAL INFORMATION. The Selling Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Selling Fund’s shares.

5.5  FURTHER ACTION. Subject to the provisions of this Agreement, each Fund will take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.6  STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within 60 days after the Closing Date, the Selling Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund and which will be certified by the Selling Fund’s Treasurer, a statement of the earnings and profits of the Selling Fund for federal income tax purposes, as well as any net operating loss carryovers and capital loss carryovers, that will be carried over to the Acquiring Fund as a result of Section 381 of the Code.

5.7  PREPARATION OF REGISTRATION STATEMENT AND PROXY MATERIALS. The Trust will prepare and file with the Securities and Exchange Commission (the “Commission”) a registration statement on Form N -14 relating to the Acquiring Fund Shares to be issued to the Selling Fund Shareholders (the “Registration Statement”). The Registration Statement shall include a proxy statement and a prospectus of the Acquiring Fund relating to the transactions contemplated by this Agreement. The Registration Statement shall be in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the proxy statement and related materials (the “Proxy Materials”), for inclusion therein, in connection with the meeting of Selling Fund’s Shareholders to consider the approval of this Agreement and the transactions contemplated herein.

5.8  TAX STATUS OF REORGANIZATION. It is the intention of the parties that the Reorganization will qualify as a reorganization within the meaning of Section 368(a) of the Code. No Fund or the Trust shall take any action or cause any action to be taken (including, without limitation the filing of any tax return) that is inconsistent with such treatment or that results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing, the parties to this Agreement will take such reasonable action, or cause such action to be taken, as is reasonably necessary to enable Vedder Price P.C. to render the tax opinion contemplated in this Agreement.

ARTICLE VI

CONDITION PRECEDENT TO OBLIGATIONS OF THE SELLING FUND

The obligations of the Selling Fund to consummate the transactions provided for herein shall be subject to the following condition:

6.1  All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if made on and as of the Closing. The Acquiring Fund shall have delivered to the Selling Fund a certificate executed in the Acquiring Fund’s name by the Trust’s President and its Treasurer, in form and substance satisfactory to the Selling Fund and dated as of the

Closing Date, to such effect and as to such other matters as the Selling Fund shall reasonably request.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject to the following conditions:

7.1 All representations, covenants, and warranties of the Selling Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if made on and as of the Closing. The Selling Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in the Selling Fund’s name by the Trust’s President and its Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

7.2 The Selling Fund shall have delivered to the Acquiring Fund a statement of the Selling Fund’s assets and liabilities, together with a list of the Selling Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing, certified by the Treasurer of the Trust.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT

The obligations of the Selling Fund and the Acquiring Fund shall also be subject to the following:

8.1  This Agreement and the transactions contemplated herein, with respect to the Selling Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Selling Fund in accordance with applicable law and the provisions of the Trust’s Agreement and Declaration of Trust and By-Laws. Notwithstanding anything herein to the contrary, neither Fund may waive the conditions set forth in this Section 8.1.

8.2  On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.3  All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained.

8.4  The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5  The Selling Fund shall have declared and paid, prior to the Valuation Time, a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders at least all of the Selling Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income excludible from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any available capital loss carry forward).

8.6  The Funds shall have received on the Closing Date an opinion from Vedder Price P.C., dated as of the Closing Date, substantially to the effect that:

(a)  The Trust is a validly existing voluntary association with transferable shares of beneficial interest under the laws of the Commonwealth of Massachusetts.

(b)  The Agreement has been duly authorized, executed and delivered by the Trust, on behalf of each Fund, and constitutes a valid and legally binding obligation of the Trust, on behalf of each Fund, enforceable in accordance with its terms.

(c)  The execution and delivery of the Agreement by the Trust, on behalf of the Selling Fund, did not, and the exchange of the Selling Fund’s assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Trust’s Agreement and Declaration of Trust or By-Laws.

(d)  The execution and delivery of the Agreement by the Trust, on behalf of the Acquiring Fund, did not, and the issuance of Acquiring Fund Shares pursuant to the Agreement will not, violate the Trust’s Agreement and Declaration of Trust or By-Laws.

(e)  To the knowledge of such counsel, and without any independent investigation, (i) the Trust is registered as an investment company with the Commission and is not subject to any stop order; and (ii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquiring Fund under the federal laws of the United States of America or the laws of the Commonwealth of Massachusetts for the transfer of the Selling Fund’s assets and liabilities for Acquiring Fund Shares and for the issuance of Acquiring Fund Shares pursuant to the Agreement have been obtained or made.

8.7  The Funds shall have received on the Closing Date an opinion of Vedder Price P.C. addressed to the Acquiring Fund and the Selling Fund dated as of the Closing Date substantially to the effect that for federal income tax purposes:

(a)  The transfer of all the Selling Fund’s assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Selling Fund immediately followed by the pro rata distribution by the Selling Fund of all the Acquiring Fund Shares received to the Selling Fund Shareholders in complete liquidation of the Selling Fund will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code and the Acquiring Fund and the Selling Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

(b)  No gain or loss will be recognized by the Acquiring Fund upon the receipt of all the assets of the Selling Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Selling Fund.

(c)  No gain or loss will be recognized by the Selling Fund upon the transfer of all the Selling Fund’s assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Selling Fund or upon the distribution (whether actual or constructive) of such Acquiring Fund Shares to the Selling Fund Shareholders solely in exchange for such shareholders’ shares of the Selling Fund in complete liquidation of the Selling Fund.

(d)  No gain or loss will be recognized by the Selling Fund Shareholders upon the exchange of their Selling Fund shares solely for Acquiring Fund Shares in the Reorganization.

(e)  The aggregate basis of the Acquiring Fund Shares received by each Selling Fund Shareholder pursuant to the Reorganization will be the same as the aggregate basis of the Selling Fund shares exchanged therefor by such shareholder. The holding period of the Acquiring Fund Shares received by each Selling Fund Shareholder will include the period during which the Selling Fund shares exchanged therefor were held by such shareholder, provided such Selling Fund shares are held as capital assets at the effective time of the Reorganization.

(f)  The basis of the Selling Fund’s assets transferred to the Acquiring Fund will be the same as the basis of such assets to the Selling Fund immediately before the effective time of the Reorganization. The holding period of the assets of the Selling Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Selling Fund.

8.8  No opinion will be expressed as to (1) the effect of the Reorganization on the Selling Fund, the Acquiring Fund or any shareholder of the Selling Fund with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (a) at the end of a taxable year (or on the termination thereof) or (b) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Such opinion shall be based on customary assumptions and such representations as Vedder Price P.C. may reasonably request of the Funds, and the Selling Fund and the Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this Section 8.7.

ARTICLE IX

EXPENSES

9.1  The Adviser will pay the expenses incurred in connection with the Reorganization. Reorganization expenses include, without limitation: (a) expenses associated with the preparation and filing of the Registration Statement and other Proxy Materials; (b) postage; (c) printing; (d) accounting fees; (e) legal fees incurred by each Fund; (f) solicitation costs of the transaction; and (g) other related administrative or operational costs.

9.2  Each Fund represents and warrants to the other Fund that there is no person or entity entitled to receive any broker’s fees or similar fees or commission payments in connection with the transactions provided for herein.

9.3  Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another party of such expenses would result in the disqualification of the Selling Fund or the Acquiring Fund, as the case may be, as a RIC. Selling Fund shareholders will pay their respective expenses, if any, incurred in connection with the Reorganization.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1  The parties agree that no party has made to the other parties any representation, warranty and/or covenant not set forth herein, and that this Agreement constitutes the entire agreement between and among the parties.

10.2  The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement shall not survive the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

11.1  This Agreement may be terminated by the mutual agreement of the parties and such termination may be effected by the Trust’s President without further action by the Board of Trustees of the Trust. In addition, a Fund may at its option terminate this Agreement at or before the Closing due to:

(a)  a breach by another party of any representation, warranty, or agreement contained herein to be performed at or before the Closing, if not cured within 30 days;

(b)  a condition precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met; or

(c)  a determination by the Board of Trustees of the Trust that the consummation of the transactions contemplated herein is not in the best interests of any Fund.

11.2  In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of any of the Acquiring Fund, the Selling Fund, the Trust, or the Trust’s trustees and officers.

ARTICLE XII

AMENDMENTS

12.1  This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Trust as specifically authorized by the Board of Trustees of the Trust; provided, however, that following the meeting of the Selling Fund shareholders called by the Selling Fund pursuant to Section 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund

Shares to be issued to the Selling Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

13.1  The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3  This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

13.4  This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this section, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5  It is expressly agreed that the obligations of each Fund hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents, or employees of the Trust personally, but shall bind only the property of the respective Fund, as provided in the Trust’s Agreement and Declaration of Trust. The execution and delivery of this Agreement have been authorized by the Board of Trustees of the Trust on behalf of each Fund and signed by authorized officers of the Trust, acting as such. Neither the authorization by such Board of Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the respective Fund, as provided in the Trust’s Agreement and Declaration of Trust.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

THE OBERWEIS FUNDS, on behalf of Oberweis China Opportunities Fund

By:
Name:
Title:

ACKNOWLEDGED:

By:

Name:

Title:

THE OBERWEIS FUNDS, on behalf of Oberweis Asia Opportunities Fund

By:
Name:
Title:

ACKNOWLEDGED:

By:

Name:

Title:

The undersigned is a party to this Agreement for the purposes of Section 9.1 only:

OBERWEIS ASSET MANAGEMENT, INC.

By:
Name:
Title:

ACKNOWLEDGED:

By:

Name:

Title:

[Form of Proxy Card]

PROXY	PROXY

OBERWEIS ASIA OPPORTUNITIES FUND

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 22, 2016

3333 WARRENVILLE ROAD, LISLE, ILLINOIS 60532

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of Oberweis Asia Opportunities Fund hereby appoints Patrick B. Joyce and Eric V. Hannemann, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Oberweis Asia Opportunities Fund which the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held on April 22, 2016 at 9:00 a.m., Central Time, at the offices of Oberweis Asset Management Inc., 3333 Warrenville Road, Lisle, Illinois 60532, and at any or all adjournments thereof. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournments thereof.

RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE ACCOMPANYING PROXY STATEMENT/PROSPECTUS IS HEREBY ACKNOWLEDGED. THIS PROXY CARD WILL BE VOTED AS INSTRUCTED. IF NO SPECIFICATION IS MADE AND THE PROXY CARD IS EXECUTED, THE PROXY CARD WILL BE VOTED “FOR” THE PROPOSAL SET FORTH ON THE REVERSE.

CONTROL #:
SHARES:

Note: Please date and sign exactly as the name appears on this proxy card. When shares are held by joint owners/tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person.

Signature(s) (Title(s), if applicable)

Date

PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE

CONTINUED ON THE REVERSE SIDE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

THERE ARE 3 EASY WAYS TO VOTE YOUR PROXY:

1.

  By Phone: Call Okapi Partners toll-free at: (855) 305-0855 to vote with a live proxy services representative. Representatives are available to take your vote or to answer any questions Monday through Friday 8:00 AM to 4:00 PM (CST).

OR

2.	By Internet: Refer to your proxy card for the control number and go to: WWW.OKAPIVOTE.COM/OBERWEIS2016 and follow the simple on-screen instructions.

OR

3.	By Mail: Sign, Date, and Return this proxy card using the enclosed postage-paid envelope.

If possible, please utilize option 1 or 2 to ensure that your vote is received and registered in time for the meeting on April 22, 2016.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” PROPOSAL 1

		FOR	AGAINST	ABSTAIN

1.	To approve an Agreement and Plan of Reorganization (and the related transactions) which provides for: (a) the transfer of all the assets of the Target Fund to Oberweis China Opportunities Fund (the “Acquiring Fund”), in exchange solely for voting shares of beneficial interest, no par value, of the Acquiring Fund (“Acquiring Fund Shares”) and the assumption by the Acquiring Fund of all the liabilities of the Target Fund; and (b) the distribution of the Acquiring Fund Shares to the shareholders of the Target Fund and the termination, dissolution and complete liquidation of the Target Fund, all upon the terms and conditions set forth in this Agreement (the “Reorganization”).	☐	☐	☐

2.	To transact such other business as may properly come before the Special Meeting.

You may have received more than one proxy card due to multiple investments in the Fund.

PLEASE REMEMBER TO VOTE ALL OF YOUR PROXY CARDS!

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE UPPER PORTION IN THE ENCLOSED ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE OBERWEIS ASIA OPPORTUNITIES FUND SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON

APRIL 22, 2016

THE PROXY STATEMENT AND THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS FOR THIS MEETING ARE AVAILABLE AT: WWW.OKAPIVOTE.COM/OBERWEIS

STATEMENT OF ADDITIONAL INFORMATION

OBERWEIS CHINA OPPORTUNITIES FUND

Relating to the Acquisition of the Assets and Liabilities of

OBERWEIS ASIA OPPORTUNITIES FUND

3333 Warrenville Road, Suite 500

Lisle, Illinois 60532

Telephone: (800) 323-6166

This Statement of Additional Information (“SAI”) is not a prospectus but should be read in conjunction with the Proxy Statement/Prospectus dated March 28, 2016 for use in connection with the special meeting of shareholders (the “Special Meeting”) of Oberweis Asia Opportunities Fund (the “Target Fund”), a series of The Oberweis Funds (the “Trust”), to be held on April 22, 2016. At the Special Meeting, shareholders of the Target Fund will be asked to approve the reorganization (the “Reorganization”) of the Target Fund into Oberweis China Opportunities Fund (the “Acquiring Fund”; the Target Fund and the Acquiring Fund are collectively referred to as the “Funds”) as described in the Proxy Statement/Prospectus. Copies of the Proxy Statement/Prospectus may be obtained at no charge by writing to the Trust at the address shown above or by calling (800) 323-6166. Capitalized terms used herein that are not defined have the same meaning as in the Proxy Statement/Prospectus.

Further information about the Funds is contained in the Funds’ Statement of Additional Information dated May 1, 2015, as supplemented through the date of this SAI, which is incorporated herein by reference only insofar as it relates to the Acquiring Fund or Target Fund, respectively. No other parts are incorporated by reference herein.

The audited financial statements and related independent registered public accounting firm’s report for the Funds are contained in the Funds’ Annual Report for the fiscal year ended December 31, 2015, which is incorporated herein by reference only insofar as it relates to the Funds. No other parts of the Annual Report are incorporated by reference herein.

Pro forma financial statements are not provided because net assets of the Target Fund represented less than 10% of the net assets of the Acquiring Fund as of February 29, 2016.

The date of this Statement of Additional Information is March 28, 2016.

A-1